UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32404	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1960 S. 4250 West, Salt Lake City, UT 84104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (800) 560-3983

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001	PTE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 2.02	Results of Operations and Financial Condition.

On August 12, 2021, PolarityTE, Inc. (the “Company”), issued a press release titled “PolarityTE Reports Second Quarter Results and Provides Business Update,” reporting unaudited condensed consolidated balance sheet information as of June 30, 2021 and December 31, 2020, and unaudited condensed consolidated results of operations and cash flows information for the three-month and six-month periods ended June 30, 2021 and 2020. A copy of the press release is furnished as Exhibit No. 99.1 to this report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company adopted a Rights Agreement on November 7, 2019 (the “Rights Agreement”), that provided for the Company’s stockholders to receive rights to purchase from the Company shares of Series A Junior Participating Preferred Stock, $0.001 par value per share (the “Series A Junior Stock”). In furtherance of the Rights Agreement the Company filed a Certificate of Designation for the Series A Junior Stock with the Secretary of State of Delaware, which had the effect of amending the Company’s Restated Certificate of Incorporation to designate out of the authorized preferred stock of the Company 100,000 shares of Series A Junior Stock. The Rights Agreement expired on September 28, 2020, and that date all rights to acquire the Series A Junior Stock expired so there was no further purpose or need for the Series A Junior Stock. Consequently, on August 10, 2021, the Company filed with the Secretary of State of the State of Delaware a Certificate of Elimination eliminating from its Restated Certificate of Incorporation the designation of shares of Series A Junior Stock.

The foregoing description of the Certificate of Elimination is not complete and is qualified in its entirety by reference to the full text of the Certificate of Elimination, a copy of which is filed as Exhibit 3.1, to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Elimination for Series A Junior Participating Preferred Stock
99.1	Press Release dated May 13, 2021, titled “PolarityTE Reports First Quarter Results and Provides Business Update.”
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: August 12, 2021	/s/ Jacob Patterson
Jacob Patterson
Interim Chief Financial Officer